Aspiriant Trust

Aspiriant Risk-Managed Equity Allocation Fund (“RMEAX”)

Aspiriant Risk-Managed Municipal Bond Fund (“RMMBX”, together with RMEAX, the “Funds”)

Supplement dated October 31, 2025

to the Prospectus and Statement of Additional Information dated August 1, 2025

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Funds and should be read in conjunction with those documents.

•	Effective immediately, Aperio Group, LLC (“Aperio”) no longer serves as a sub-adviser to RMEAX. All references in the Prospectus and SAI to Aperio as a sub-adviser, to Ran Leshem, Brian Ko, Michael Branch, and Willie Kwan as portfolio managers, and to the utilization of a tax-managed approach within RMEAX are hereby deleted.

•	Effective November 1, 2025, Terry J. Goode of Allspring Global Investments, LLC (“Allspring”) will no longer serve as a portfolio manager of RMMBX. As of that date, all references in the Prospectus and SAI to Terry J. Goode as a portfolio manager are hereby deleted.

•	Effective immediately, Allspring has added Adrian Van Poppel as a portfolio manager of RMMBX. Below is information regarding Mr. Van Poppel:

Adrian Van Poppel is a senior portfolio manager for the Municipal Fixed Income team at Allspring. In this role, he is responsible for the management of state-specific mutual funds, national mutual funds, and institutional separate accounts. Mr. Van Poppel joined Allspring in 2021 from its predecessor firm, Wells Fargo Asset Management. He began his investment industry career in 1996. Mr. Van Poppel earned a bachelor’s degree in business administration and economics and a master’s degree in financial analysis and investment management from Saint Mary’s College in Moraga, California. He is a member of the California Society of Municipal Analysts and the Municipal Bond Club of San Francisco.

The following table provides information about other accounts managed by Mr. Van Poppel as of September 30, 2025.

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Adrian Van Poppel
Registered Investment Companies	5	$10,871	-	$-
Other Pooled Investment Vehicles	-	$-	-	$-
Other Accounts	14	$2,928	-	$-

Mr. Van Poppel does not own shares of RMMBX.

Please retain this supplement for future reference.